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                                                                   EXHIBIT 4.1

                                    [PHOTO]

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

    COMMON STOCK                                SCHWEITZER-MAUDUIT INTERNATIONAL, INC.                               COMMON STOCK
  PAR VALUE $.10                                                                                                       [SHARES]
     [NUMBER]

 INCORPORATED UNDER                THIS CERTIFICATES TRANSFERABLE IN ________, ______________________, _______     SEE REVERSE FOR
THE LAWS OF DELAWARE                                                                                            CERTAIN DEFINITIONS

                                                                                                                  CUSIP 808541 10 6

THIS CERTIFIES THAT





IS THE OWNER OF


             FULL-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

                                                       CERTIFICATE OF STOCK


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this
Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation, as amended from time to time, of the Corporation (a copy of which is on file with the Transfer Agent), to all of which the holder of this Certificate assents by acceptance hereof. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the seal of the Corporation and the signatures of its duly authorized officers.


COUNTERSIGNED AND REGISTERED:
           AMERICAN STOCK TRANSFER & TRUST COMPANY

BY                                      TRANSFER AGENT AND REGISTRAR
                                            AUTHORIZED SIGNATURE



             /s/ W.H. Deitrich                                                              /s/ P.C. Roberts
-------------------------------------------------                                -------------------------------------
CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER                                CHIEF FINANCIAL OFFICER AND TREASURER
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                     SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

         This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Schweitzer-Mauduit International, Inc. and American Stock Transfer & Trust Company, amended and restated as of October 1, 2000 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Schweitzer-Mauduit International, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Schweitzer-Mauduit International, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. As described in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) shall become null and void.


         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT.

                                  ------------

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)
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     Additional abbreviations may also be used though not in the above list.


For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

________________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                     INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated,__________________________


                                     (SIGNATURE)

                                     _______________________________________
                                     Notice: the signature(s) to this
                                     assignment must correspond with the
                                     name(s) as written upon the face of the
                                     certificate in every particular without
                                     alteration or enlargement or any change
                                     whatever.

                                     (SIGNATURE)

                                     ________________________________________
                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                     AN ELIGIBLE GUARANTOR INSTITUTION
                                     (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                     ASSOCIATIONS AND CREDIT UNIONS WITH
                                     MEMBERSHIP IN AN APPROVED SIGNATURE
                                     GUARANTEE MEDALLION PROGRAM), PURSUANT
                                     TO S.E.C. RULE 17Ad-15.

                                     SIGNATURE(S) GUARANTEED BY:


                                     ________________________________________